SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2002

General Motors Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-143	38-0572515

(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center
Detroit, Michigan	48265-3000

(Address of Principal Executive offices)	(Zip Code)

(313) 556-5000

(Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 9. Regulation FD Disclosure.

     As previously disclosed, on July 31, 2002, Hughes Network Systems, Inc. (“HNS”), a subsidiary of Hughes Electronics Corporation (“Hughes”), will host an Internet webcast to present a review of its SPACEWAY North America Enterprise business.

     A copy of HNS’ presentation will be made available on Hughes’ website and is being furnished herewith as Exhibit 99.1 and is incorporated in this Item 9 by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION

Date: July 31, 2002	By:	/s/ Peter R. Bible

(Peter R. Bible,
Chief Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	SPACEWAY North America Enterprise Business Review dated July 31, 2002, furnished under Item 9 of Form 8-K.